                                                                    Exhibit 99.1

(TLC VISION LOGO (SM))


NEWS RELEASE                         CONTACT:

FOR IMMEDIATE RELEASE                Stephen Kilmer
                                     Director of Investor Relations
                                     (905) 238-3904
                                     Email: investor.relations@tlcvision.com

                    TLCVISION REPORTS Q3-03 FINANCIAL RESULTS

TORONTO, ON, NOVEMBER 12, 2003: TLC Vision Corporation (NASDAQ:TLCV; TSX:TLC), North America's premier eye care services company, today announced its financial results for the three and nine month periods ended September 30, 2003. All dollar amounts are expressed in U.S. currency and results are reported in accordance with U.S. generally accepted accounting principles (U.S. GAAP) unless otherwise stated.

Q3-03 paid laser procedure volumes were over 39,500 compared to 40,700 in the same period a year ago. This result was due to strong same-store volume growth in the owned and managed centers of 15% offset by merger consolidation, the closing of unprofitable centers, and a 8.7% volume decline in the lower margin contribution access business.

CustomLASIK procedures represented approximately 32% of this quarter's owned and managed center volumes. Higher pricing and gross margins associated with CustomLASIK procedures, combined with lower break-even refractive volume requirements led to significantly improved operating performance.

Q3-03 total net revenues were $46.0 million, up from $43.8 million in Q3-02.

Revenues from other healthcare services continued to demonstrate steady growth and represented 26.6% of total net revenues in Q3-03 compared to 22.8% in the same three month period a year ago.

On a GAAP basis, TLCVision reported a net loss of ($4.1 million) or ($0.06) per share in the third quarter of 2003 which included $975,000 in research and development expense related to the Company's ongoing investment in Vascular Sciences Corporation. TLCVision reported a net loss of ($2.5 million) or ($0.04) per share for the same period a year ago which included a non-recurring gain of $6.6 million or $0.10 per share related to the settlement of a class action antitrust case with two laser manufacturers. Excluding this one-time gain, the Q3-02 loss was ($9.1 million) or ($0.14) per share.

Q3-03 adjusted EBITDA grew almost ten-fold to $3.3 million from $340,000 in Q3-02.

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[Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA") excluding certain non-recurring items and is used to assist in understanding and comparing operating results. EBITDA and Adjusted EBITDA, which are not calculated identically by all companies, are not substitutes for operating income, net income and cash flow as determined in accordance with generally accepted accounting principles. Management uses EBITDA and Adjusted EBITDA as key measures of operating performance. Reference should be made to the "Adjusted EBITDA" table that provides reconciliation between earnings (loss) as prescribed by U.S. GAAP and "Adjusted EBITDA".]

Elias Vamvakas, TLCVision's Chairman & CEO, commented "Now out of the third quarter, our weakest period of the year, early indications in the fourth quarter are that CustomLASIK adoption rate momentum is continuing to gradually build in the center business while seasonal strength in total refractive volumes is materializing. With the combination of margin expansion and volume growth, we feel confident that we are on track to deliver significantly improved financial performance."

ABOUT TLC VISION

TLC Vision Corporation is North America's premier eye care services company. TLCVision enjoys a number of valuable assets including an affiliated network of more than 12,500 optometrists and 1,000 ophthalmic surgeons, access to some of the newest clinical technologies, proven patient education and marketing programs, state-of-the art information systems, a strong operations management culture and a number of well established corporate brands. The Company's common shares trade on the NASDAQ National Market under the symbol 'TLCV' and on the Toronto Stock Exchange under the symbol 'TLC'. Visit TLCVision's web site at www.tlcv.com.

FORWARD LOOKING STATEMENTS

This press release contains certain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934, which statements can be identified by the use of forward looking terminology, such as "may", "will", "expect", "intend", "anticipate", "estimate", "predict", "plans" or "continue" or the negative thereof or other variations thereon or comparable terminology referring to future events or results. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of numerous factors, including the timing of expenditures, effects of competition, changes to pricing, acquisitions and expansion opportunities, any of which could cause actual results to vary materially from current results or TLCVision's anticipated future results. See the Company's reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from results referred to in forward looking statements. TLCVision assumes no obligation to update the information contained in this press release.

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TLC VISION CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                  THREE MONTHS ENDED            NINE MONTHS ENDED
                                                     SEPTEMBER 30,                 SEPTEMBER 30,
                                               -------------------------     -------------------------
                                                  2003           2002           2003           2002
                                               ----------     ----------     ----------     ----------
Revenues
  Refractive
       Owned..............................     $   12,386     $   13,231     $   40,649     $   40,679
       Managed............................         12,546         10,895         41,443         42,695
       Access.............................          8,861          9,684         29,437         17,349
  Other healthcare services...............         12,221          9,992         35,607         23,128
                                               ----------     ----------     ----------     ----------
Total revenues............................         46,014         43,802        147,136        123,851
                                               ----------     ----------     ----------     ----------
Cost of revenues
  Refractive

       Owned..............................         10,412         11,714         33,128         31,427
       Managed............................          9,827          9,732         30,290         30,478
       Access.............................          6,558          6,864         20,201         11,866
       Reduction in fair value of capital
        assets............................             --             --             --          1,487
  Other healthcare services...............          7,752          6,185         23,182         14,950
                                               ----------     ----------     ----------     ----------
Total cost of revenues....................         34,549         34,495        106,801         90,208
                                               ----------     ----------     ----------     ----------
  Gross margin............................         11,465          9,307         40,335         33,643
                                               ----------     ----------     ----------     ----------

General and administrative................          8,023          9,478         24,355         26,539
Marketing.................................          3,118          3,688         10,275         10,732
Amortization of intangibles...............          1,665          1,556          5,015          6,343
Research and development..................            975          2,000            975          4,000
Impairment of goodwill and other intangible
  assets..................................             --             --             --         81,720
Adjustment to the fair value of
investments and long-term receivables
  allowance, net..........................            231             --           (217)         5,003
Restructuring and other charges...........             --          1,064          1,720          8,055
                                               ----------     ----------     ----------     ----------
...........................................         14,012         17,786         42,123        142,392
                                               ----------     ----------     ----------     ----------
Operating loss............................         (2,547)        (8,479)        (1,788)      (108,749)
Other income and (expense):
  Other income, net.......................             74          6,627            640          6,627
  Interest expense, net...................           (325)          (258)        (1,086)          (902)
  Minority interests......................         (1,110)          (132)        (3,612)          (822)
                                               ----------     ----------     ----------     ----------

Loss before income taxes..................         (3,908)        (2,242)        (5,846)      (103,846)
Income tax expense........................           (182)          (290)          (627)        (1,158)
                                               ----------     ----------     ----------     ----------



Net loss..................................     $   (4,090)    $   (2,532)    $   (6,473)    $ (105,004)
                                               ==========     ==========     ==========     ==========
Net loss per share - basic and diluted....          (0.06)    $    (0.04)    $    (0.10)    $    (2.05)
                                               ==========     ==========     ==========     ==========
Weighted average number of common shares
  outstanding - basic and diluted.........         64,743         64,056         63,888         51,220

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TLC VISION CORPORATION
RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                           3 MONTHS ENDED SEPTEMBER 30,
                                                          -----------------------------
                                                             2003               2002
                                                          -----------       -----------
Loss for the period                                       $    (4,090)      $    (2,532)

Interest                                                          325               258
Taxes                                                             182               290
Depreciation and amortization                                   5,760             5,887
                                                          -----------       -----------
EBITDA                                                          2,177             3,903
Research and development (1)                                      975             2,000
Restructuring and other charges                                    --             1,064
Adjustment to the fair value of
investments and long-term receivables allowance, net              231                --
Other income, net                                                 (74)           (6,627)
                                                          -----------       -----------

Adjusted EBITDA                                           $     3,309       $       340
                                                          ===========       ===========

Weighted average number of shares                              64,743            64,056
Adjusted EBITDA per share                                 $      0.05       $      0.01


(1) Research and development expense relates to TLCVision's agreement to advance up to $6 million in convertible and non-convertible debt to Vascular Sciences Corporation from time to time in addition to the $3 million of Vascular Sciences equity acquired and expensed in 2002. Vascular Science's technology is in the development stage and, accordingly, the Company accounts for its investment as a research and development arrangement whereby costs are expensed as amounts are provided to Vascular Science.

TLC VISION CORPORATION
NET REVENUE AFTER DOCTOR COMPENSATION SUPPLEMENTAL ANALYSIS
(IN THOUSANDS)
(UNAUDITED)

                                                          3 MONTHS ENDED SEPTEMBER 30,
                                                         -------------------------------
                                                             2003               2002
                                                         ------------       ------------
Revenue - Refractive                                     $     33,793       $     33,810
Doctors Compensation                                           (2,455)            (3,063)
                                                         ------------       ------------
Net Revenue after Doctors Compensation - Refractive            31,338             30,747
Other Healthcare Service                                       12,221              9,992
                                                         ------------       ------------
Total Net Revenue after Doctors Compensation             $     43,559       $     40,739
                                                         ============       ============

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TLC VISION CORPORATION
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

                                                (UNAUDITED)
                                                SEPTEMBER 30,        DECEMBER 31,
                                                    2003                2002
                                                -------------       -------------
ASSETS
Current assets
  Cash and cash equivalents                     $      25,328       $      36,081
  Restricted cash - current                             3,211                  --
  Short-term investments                                  769               1,557
  Accounts receivable                                  18,800              14,155
  Prepaids and other current assets                    10,758               9,820
                                                -------------       -------------
   Total current assets                                58,866              61,613
Restricted cash - non-current                           1,349               3,975
Investments and other assets                            2,308               2,442
Intangibles, net                                       24,575              29,326
Goodwill, net                                          47,990              40,697
Fixed assets                                           57,175              58,003
                                                -------------       -------------
Total assets                                    $     192,263       $     196,056
                                                =============       =============

LIABILITIES
Current liabilities
  Accounts payable                              $      11,579       $      13,857
  Accrued liabilities                                  29,540              28,911
  Current portion of long-term debt                     9,602               6,322
                                                -------------       -------------
    Total current liabilities                          50,721              49,090
Other long-term liabilities                             3,394               9,630
Long term-debt, less current maturities                16,633              15,760
Minority interests                                     10,354               9,748

SHAREHOLDERS' EQUITY
Capital stock                                         396,884             388,769
Treasury stock                                         (2,429)             (2,623)
Option and warrant equity                               8,532              11,035
Accumulated deficit                                  (291,826)           (285,353)
                                                -------------       -------------
Total shareholders' equity                            111,161             111,828
                                                -------------       -------------
Total liabilities and shareholders' equity      $     192,263       $     196,056
                                                =============       =============